Exhibit 99.1

KPMG LLP
1 Sovereign Square
Sovereign Street
Leeds LS1 4DA
United Kingdom

Private & confidential

The Directors

UK LOGISTICS 2026-3 DESIGNATED ACTIVITY COMPANY

10 Earlsfort Terrace

Dublin 2

Indurent Propco A1 Ltd

2 Stockport Exchange,

Railway Road, Stockport,

SK1 3GG

Indurent Propco A3 Ltd

2 Stockport Exchange,

Railway Road, Stockport,

SK1 3GG

Deutsche Bank AG, London

21 Moorfields,

London, EC2Y 9DB

United Kingdom

Standard Chartered Bank

1 Basinghall Avenue,

London, EC2V 5DD

United Kingdom

	Your ref	Monarch

	Our ref	HL/FH/UK010450

18 June 2026

Dear All

Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan secured against commercial leases on UK logistics assets proposed to be the subject of a securitisation

In accordance with the terms of our engagement letter dated 2 June 2026 (the “Engagement Letter”), we have performed certain agreed-upon procedures in relation to the portfolio of commercial leases referred to above proposed to be the subject of a securitisation (the “Securitisation”). This letter reports on our performance of those agreed-upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

KPMG LLP, a UK limited liability partnership and a member firm of the KPMG global organisation of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to

‘Regulatory information' under ‘About’ at www.kpmg.com/uk

Document Classification – KPMG Confidential

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan secured against commercial leases on UK logistics assets proposed to be the subject of a securitisation
18 June 2026

This Data AUP Letter is addressed to the directors of UK LOGISTICS 2026-3 DESIGNATED ACTIVITY COMPANY (the “Issuer”), Indurent Propco A1 Ltd and Indurent Propco A3 Ltd (the “Originators”), Deutsche Bank AG, London and Standard Chartered Bank (together, the “Loan Sellers” and the “Arrangers”) and collectively all addressees of this Data AUP Letter are referred to as the “Data AUP Letter Recipients”.

The procedures that we will perform are solely for the purpose of assisting you in determining the accuracy of data that you are preparing in connection with the Securitisation and so may not be suitable for any other purpose. We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

Responsibilities of the Data AUP Letter Recipients

It is the responsibility of the Data AUP Letter Recipients to determine the sufficiency of these procedures agreed with them for their own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purposes for which this report has been requested or for any other purpose.

The Data AUP Letter Recipients have acknowledged that the agreed-upon procedures are appropriate for the purpose of the engagement. The Originators and Loan Sellers are responsible for the subject matter on which the agreed-upon procedures are performed.

Our Responsibilities

Our engagement was undertaken in accordance with International Standard on Related Services 4400 (Revised), Agreed-Upon Procedures Engagements issued by the International Auditing and Assurance Standards Board. An agreed-upon procedures engagement involves our performing the procedures that have been agreed with the Data AUP Letter Recipients, and reporting the factual findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

This agreed-upon procedures engagement is not an assurance engagement. Accordingly, we do not express an opinion or an assurance conclusion.

Had we performed additional procedures, other matters might have come to our attention that would have been reported.

Professional Ethics and Quality Control

We have complied with the ethical requirements in the ICAEW Code of Ethics issued by the Institute of Chartered Accountants in England and Wales. For the purpose of this engagement, there are no independence requirements with which we are obliged to comply.

HL/FH/UK010450	2
Document Classification – KPMG Confidential

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan secured against commercial leases on UK logistics assets proposed to be the subject of a securitisation
18 June 2026

We apply International Standard on Quality Control (UK) 1 Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements. Accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements and professional standards as well as applicable legal and regulatory requirements.

Procedures and Findings

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”).

We have been provided with a data file entitled “Project Monarch - Financials_Feb-26_Revisede.xlsx” containing details relating to a portfolio of commercial leases related to a commercial mortgage loan as at 28 February 2026 (the “Portfolio Date”) (the “Extraction File”) proposed to be the subject of a securitisation (the “Portfolio”). A sample of 73 items was drawn and comprising of top 75% of units by Gross Rental Income from the Portfolio (the “Sample”).

The procedures were performed on the Extraction File and the source documentation (the “Sources”) provided to us by the Originators. We have not verified or evaluated such Sources and therefore we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the Sources, or as to whether any of the Sources omit any material facts. Furthermore, we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the disclosures in the Extraction File, or any legal matters relating to the Portfolio or the physical existence of the commercial leases or UK logistics assets.

The procedures performed did not address, without limitation:  (i) the conformity of the origination of the Portfolio to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of any collateral securing the Portfolio, (iii) the compliance of the originator of the Portfolio with applicable laws and regulations, or (iv) any other factor or characteristic of the Portfolio that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

Findings

The findings from the agreed-upon procedures are set out in Appendix B.

Details of the differences and missing documentation found as a result of the agreed-upon procedures are set out in Appendix B.

HL/FH/UK010450	3
Document Classification – KPMG Confidential

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan secured against commercial leases on UK logistics assets proposed to be the subject of a securitisation
18 June 2026

General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed-upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged

HL/FH/UK010450	4
Document Classification – KPMG Confidential

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan secured against commercial leases on UK logistics assets proposed to be the subject of a securitisation
18 June 2026

by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

Attached:

Appendix A	Scope of the Services
Appendix B	Details of Findings

HL/FH/UK010450	5
Document Classification – KPMG Confidential

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan secured against commercial leases on UK logistics assets proposed to be the subject of a securitisation
18 June 2026

Appendix A: Scope of the Services

This Appendix sets out the procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform.

Provision of a data file

The Data AUP Letter Recipients have informed us that the Originators will provide a data file to us containing details of commercial leases related to the commercial mortgage loan proposed to be the subject of a securitisation (the “Portfolio”) as at a date to be determined by the Data AUP Letter Recipients (the “Portfolio Date”) (the “Extraction File”).

The Originators has instructed us to select the top 75% items by Gross Rental Income from the Extraction File (the “Sample”).

The Originators will then provide a data file to us containing details relating to items in the Sample as at a date to be determined by the Data AUP Letter Recipients (the “Portfolio Date”) (the “Extraction File”).

The Originators will also provide source documentation to us that the Data AUP Letter Recipients wish us to use for the purposes of the agreed-upon procedures.

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File are set out in the table below.

No.	Data attribute in the Extraction File	Procedure	Source	Tolerance
1	Tenant Name

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Loan Sellers, if the Extraction File does not match the Source, but Companies House confirms that the companies are part of the same group, we will not mark this as a difference.

As instructed by the Loan Sellers, where the Tenant has had a company name change and we have seen this change on Companies House, we will not mark this as a difference. For the avoidance of doubt, the Extraction File and/or the Source may be populated with either the current or previous name.

			Lease Agreement	None

HL/FH/UK010450	6
Document Classification – KPMG Confidential

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan secured against commercial leases on UK logistics assets proposed to be the subject of a securitisation
18 June 2026

2	Headline Rent per annum

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the Borrower has confirmed there is a rent incentive in place as at the Portfolio Date, we have checked that:

a)       the Headline Rent per the Extraction File is stated in the Lease Agreement and;

b)       that the Headline Rent per the Source in relation to the Portfolio Date is either a peppercorn rent (£1) or 50% of the Headline Rent per the Extraction File.

Where the Borrower has confirmed there has been an index linked rent review we have checked if the data attribute per the Extraction File matches the ‘Net Rent with Indexation’ per the Invoice multiplied by 12.

			Lease Agreement / Invoice	+/- £0.01
3	Lease Start Date	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Lease Agreement	+/- 1 day
4	Lease Break Date	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Lease Agreement	None
5	Lease Expiry Date	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Lease Agreement	+/- 2 day
6	Lease Review Date	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Lease Agreement	+/- 1 day

Notes in relation to the manner of reporting certain findings

1)	Reporting the findings

Where a data attribute contained in the Extraction File for an individual lease does not match the source, this is to be reported as a ‘difference’ or ‘D’.

HL/FH/UK010450	7
Document Classification – KPMG Confidential

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan secured against commercial leases on UK logistics assets proposed to be the subject of a securitisation
18 June 2026

Where the Data AUP Letter Recipients have instructed us not to perform a procedure in relation to certain items within the Sample, this is to be reported as ‘not applicable’ or ‘N/A’.

Where a source document has not been provided, or the data attribute is missing from the source document, this is to be reported as ‘missing source’, ‘missing from source’ or ‘MS’.

Where a procedure specifies agreement to specific documentation, and the Originators has provided as part of the source documentation written evidence of amendments or additions to an original document or documents, the instruction of the Data AUP Letter Recipients to us is to conduct the relevant procedure on the basis of the information contained in the amendments or additions to the original documentation and not the information contained in the original documentation.

In reporting findings on the basis of the procedures to be undertaken, the Data AUP Letter Recipients have specified that results are to be reported as being in agreement if any difference found is below the tolerance level, if any, set out above.

HL/FH/UK010450	8
Document Classification – KPMG Confidential

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan secured against commercial leases on UK logistics assets proposed to be the subject of a securitisation
18 June 2026

Appendix B: Details of Findings

KPMG Ref.	Procedure Nbr.	Data Attribute	Source	Extraction File Value	Finding	Source Value
32	Procedure 1	Tenant Name	Tenancy Agreement		D
51	Procedure 1	Tenant Name	Tenancy Agreement		D
6	Procedure 2	Headline Rent per annum	Tenancy Agreement	£1,122,500.00	D	£1,041,930.00
16	Procedure 2	Headline Rent per annum	Tenancy Agreement	£655,000.00	D	£504,367.00
19	Procedure 2	Headline Rent per annum	Tenancy Agreement	£643,000.00	D	£511,000.00
47	Procedure 2	Headline Rent per annum	Tenancy Agreement	£375,340.00	D	£356,573.00
51	Procedure 2	Headline Rent per annum	Tenancy Agreement	£353,528.00	D	£353,538.00
71	Procedure 2	Headline Rent per annum	Tenancy Agreement	£273,422.00	D	£273,442.00
29	Procedure 4	Lease Start Date	Tenancy Agreement	15/09/2020	D	14/06/2019
59	Procedure 4	Lease Start Date	Tenancy Agreement	25/05/2023	D	28/10/2025
41	Procedure 5	Lease Break Date	Tenancy Agreement	No Break Date	D	29/05/2027
49	Procedure 5	Lease Break Date	Tenancy Agreement	29/12/2026	D	29/11/2028
60	Procedure 5	Lease Break Date	Tenancy Agreement	No Break Date	D	05/04/2028
73	Procedure 5	Lease Break Date	Tenancy Agreement	No Break Date	D	06/06/2029
42	Procedure 6	Lease Expiry Date	Tenancy Agreement	21/12/2034	D	21/12/2033
1	Procedure 7	Lease Review Date	Tenancy Agreement	04/01/2026	D	04/01/2031
3	Procedure 7	Lease Review Date	Tenancy Agreement	03/11/2025	D	03/11/2030
9	Procedure 7	Lease Review Date	Tenancy Agreement	06/11/2025	D	No Review Date
11	Procedure 7	Lease Review Date	Tenancy Agreement	17/02/2026	D	17/02/2031
15	Procedure 7	Lease Review Date	Tenancy Agreement	21/07/2028	D	02/09/2027
17	Procedure 7	Lease Review Date	Tenancy Agreement	29/01/2026	D	29/01/2031
19	Procedure 7	Lease Review Date	Tenancy Agreement	23/06/2026	D	No Review Date
24	Procedure 7	Lease Review Date	Tenancy Agreement	No Review Date	D	28/09/2030
33	Procedure 7	Lease Review Date	Tenancy Agreement	17/01/2026	D	No Review Date
34	Procedure 7	Lease Review Date	Tenancy Agreement	No Review Date	D	31/08/2029
36	Procedure 7	Lease Review Date	Tenancy Agreement	10/01/2030	D	No Review Date
50	Procedure 7	Lease Review Date	Tenancy Agreement	No Review Date	D	18/09/2030
56	Procedure 7	Lease Review Date	Tenancy Agreement	21/10/2025	D	21/10/2030
58	Procedure 7	Lease Review Date	Tenancy Agreement	05/06/2025	D	No Review Date
67	Procedure 7	Lease Review Date	Tenancy Agreement	01/11/2027	D	No Review Date
71	Procedure 7	Lease Review Date	Tenancy Agreement	01/01/2026	D	No Review Date
73	Procedure 7	Lease Review Date	Tenancy Agreement	06/06/2032	D	07/06/2029
39	Procedure 2	Headline Rent per annum	Tenancy Agreement	£390,452.97	MS	Missing from Source